UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                  July 26, 2019

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1895 Mount Hope Avenue, Rochester, New York		14620
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:            (585) 271-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 26, 2019, Vaccinex, Inc. (the “Company”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with certain investors as indicated on Exhibit A to the Stock Purchase Agreement (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors, and the Investors agreed to purchase from the Company, an aggregate of 3,382,332 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), at a purchase price of $4.08 per Share (the average closing price for the common stock for the five trading days immediately preceding the date of the Stock Purchase Agreement) (the “Private Placement”). The Stock Purchase Agreement contains customary representations and warranties of the parties. The closing of the Private Placement occurred on July 30, 2019.

The aggregate gross proceeds for the sale of the Shares was $13,799,915. The Company intends to use the net proceeds from the private placement to fund the ongoing development of pepinemab, the Company’s lead product candidate, and for working capital and general corporate purposes.

FCMI Parent Co., one of the Investors, is the Company’s majority stockholder and is controlled by Albert D. Friedberg, the Company’s chairman. Vaccinex (Rochester), L.L.C., of which Dr. Maurice Zauderer, the Company’s president, chief executive officer and a member of its board of directors, is the president and a majority owner, is another Investor. Dr. Zauderer exercises voting and investment power over the shares held by Vaccinex (Rochester) L.L.C. The Stock Purchase Agreement and the transactions contemplated thereby were approved by the unanimous consent of the board of directors of the Company.

The Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and were issued and sold in a private placement pursuant to Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act. Each of the Investors represented that it is an “accredited investor” within the meaning of Rule 501 of Regulation D, and is acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Shares were offered without any general solicitation by the Company or its representatives.

On July 30, 2019, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors that affords the Investors certain registration rights with respect to the Shares. Under the Registration Rights Agreement, the Company has agreed, among other things, to use its reasonable best efforts to file with the SEC a registration statement covering the resale of the Shares within 60 days from the closing of the Private Placement and commercially reasonable efforts to cause such registration statement to become effective on or prior to 90 calendar days (or, in the event of a substantive review by the SEC, 135 calendar days) from the closing date. In addition, the Company agreed to use commercially reasonable efforts to keep the registration statement effective until the Shares have been sold thereunder or until the Shares can be sold without restriction. If the Company fails to meet the specified deadlines for the effectiveness of the registration statement, the Company will be required to pay liquidated damages to the Investors, subject to maximum aggregate liquidated damages of 8.0% of the aggregate purchase price paid for the Shares. Interest on any unpaid liquidated damages will accrue at a rate of 1.0% per month. In addition, the Company agreed to provide Investors with certain “piggy-back” registration rights that may require the Company to effect certain registrations to register the Shares for resale in the event that no registration statement registering the Shares is effective and the Company is otherwise filing a registration statement under the 1933 Act.

The Registration Rights Agreement also contains certain indemnification and contribution provisions under which the Company and the Investors have agreed to indemnify each other against certain liabilities.

The foregoing summaries of the Stock Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are subject to and qualified in their entirety by the terms of the Stock Purchase Agreement and the Registration Rights Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Shares were offered and sold in a private placement exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Shares have not been registered under the 1933 Act and such Shares may not be offered or sold in the United States absent registration or an exemption from registration under the 1933 Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or a solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

10.1	Stock Purchase Agreement by and between the Company and the Investors (as defined therein), dated as of July 26, 2019

10.2	Registration Rights Agreement by and between the Company and the Investors (as defined therein), dated as of July 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaccinex, Inc.

Date: July 31, 2019	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer